English Version                                                   Exhibit 10(iv)


                                 A B S T R A C T

                                RENTAL AGREEMENT

Dated:  November 3, 1997

Parties:

Ms. Roswitha Hamburger
Karwendelstrasse 25
82152 Krailling, Germany
Landlord

TES GmbH
Karl-B^hm-Str. 2
85598 Baldham, Germany
Tenant

Section 1

1. Property Address: Max-von-Eyth-Str. 7, Landsberg a. Lech. Property includes a large Warehouse, and storage area surrounding the building.

1. Ms. Hamburger rents the building described above to TES GmbH. The landlord does not guarantee that the premises are suitable for the technical uses proposed by TES GmbH. The Tenant is responsible for obtaining any necessary governmental approvals for its use of the building. The Renter may only install heavy machinery after Landlord gives his consent.

1. The property is leased "as is".

1. The building does not have restroom facilities. Tenant plans to costruct bathroom and shower facilities at its own cost in the building. In exchange, Landlord agrees to reduce the rent for the first three years of the lease pursuant to the Terms of Section 3, Paragraph 1. All other renovations will be the responsibility of the Tenant and upon termination of the lease, Tenant must return the building to its original state if requested to do so by Landlord.

Section 2

1. Lease begins on January 1, 1998. Term: 5 years. Tenant has a 5-year option which must be exercised no later than one year prior to the expiration of the term. 1. The lease may not be terminated by either party prior the expiration of the term unless there are extraordinary circumstances.

Section 3

1. Rent

              First three years:            DM 7,500.00 per month
              Fourth and Fifth years:       DM 8,500.00 per month

If the option is exercised, the rent will be negotiated at that time.

     Value Added Tax Tenant shall also pay the statutorily required value added tax as follows:
             First three years:            DM 1,125.00 per month

English Version                                                   Exhibit 10(iv)


             Fourth and Fifth years:       DM 1,275.00 per month

In addition Tenant must pay all utilities.

Section 4

The rent and utilities shall be paid by the third business day of each month. Payment shall be made to Roswitha Hamburger at the Volksbank Landsberg, Acct. No. 828270.

Late payments shall be subject to a DM 10.00 late charge.

Section 5.  Right of Lien

Tenant represents that the personal property it is bringing into the premises is free and clear of all liens with the exception to the items listed in the attached exhibit. Tenant agrees to keep Landlord informed of any and all liens that may be levied against it personal property located on the premises.

Section 6  Security Deposit

Tenant shall pay a security deposit of DM 45,000 in the form of a guaranteed letter of credit.

Section 7 Open Space.  [section deleted]

Section 8  Cosmetic Maintenance Repairs

Tenant shall be responsible for all normal cosmetic maintenance repairs. Normal cosmetic maintenance repairs include interior paint for walls, ceilings, door and window frames, radiators etc., and cleaning, painting, or sealing of all flooring.

Section 9 General Maintenance

Tenant shall be responsible for general maintenance of the building. Tenant shall pay for all general maintenance up to DM 200 per repair up to a maximum of 2% of the gross annual rent, not including utilities. These repairs are limited to maintenance of the electrical system, plumbing, windows, locks, kitchen appliances, and furnace.

Section 10  Signage

All signage on to be used on the outside of the building must be approved by Landlord in writing. Landlord's approval is revocable. Upon termination of the lease, Tenant shall remove all signage. Tenant is responsible for compliance with all rules and regulations governing signage and advertising.

Sections 11-24 Miscellaneous Terms
[Standard lease terms referred to by reference]

Section 25 Integration Clause

This lease contains all terms, conditions and understandings of the parties and replaces any and all prior agreements oral or written. Any amendments to this lease must be made in writing.

Section 26 Severability Clause.

English Version                                                   Exhibit 10(iv)




Baldham, the 3rd of November, 1997


[signed]                            [signed]
TES GmbH                            Roswitha Hamburger
G. Behrens, Managing Director

English Version                                                   Exhibit 10(iv)


                                  USE AGREEMENT

Dated:  October 31, 1997

Parties:

Ms. Roswitha Hamburger
Karwendelstrasse 25
82152 Krailling, Germany
Landlord

TES GmbH
Karl-B^hm-Str. 2
85598 Baldham, Germany
Tenant

The parties have entered into a lease agreement for the property located at Max-von-Eyth-Str. 7 in Landsberg am Lech. The lease term begins on January 1,1998. Because significant renovations need to be made by Tenant prior to January 1, 1998, TES GmbH shall have the right to occupy the premises as of October 1, 1997.

The mutual duties and obligations of the parties shall be governed by the terms of the lease agreement.

Tenant shall pay Landlord the following amounts for its use of the premises prior to the date the lease term begins:

                  Monthly rent              DM 7,500.00
                  Monthly utilities         DM 400.00
                                            DM 7,900.00
                  15% VAT                   DM 1,185.00
                                            DM 9.085.00

Baldham.  October 31, 1997


[signed]                            [signed]
TES GmbH                            Roswitha Hamburger
G. Behrens, Managing Director

German Version                                                    Exhibit 10(iv)

                                   MIETVERTRAG

Zwischen

Frau Roswitha Hamburger, Karwendelstrafle 25,  82152 Krailling

                                                        - Vermieter -

und

Fa. TES GmbH, Karl-Bohm-Str. 2., 85598 Baldham
Technical Environment Solutions

                                                        - Mieter -

wird folgender Mietvertrag geschlossen:

P.  1 Mietobjekt

(1)
Mietobjekt sind die in dem beigefugten Lageplan markierten Raumlichkeiten und Freiflachen in dem Anwesen Max-von-Eyth-Str. 7, 86899 Landsberg am Lech:

        - Halle
        - die im Norden der Halle unmittelbar anschlieflenden beiden Nebenraume
        - die Stellplatze entlang der ostlichen Grundstucksgrenze

(2)
Der Vermieter ubernimmt keine Gewahr dafur, dafl die vermieteten Raumlichkeiten und Flachen den technischen Anforderungen und behordlichen Vorschriften den vom Mieter verfolgten Nutzungszwecke entsprechen. Etwa erforderliche Genehmigungen hat der Mieter selbst auf eigene Kosten einzuholen. Entsprechendes gilt fur die Erfullung behordlicher Auflagen.

(3)
Das Mietobjekt wird in dem Zustand vemietet, wie es steht und liegt. Die Parteien erstellen bei bergabe der Mietsache ein bergabeprotoll, das Bestandteil dieses Mietvertrages ist. Der Mieter kann aus dem dort festgehaltenen Zustand keine Gewahrleistungsanspruche herleiten.

(4)
In der Halle und den Nebenraumen ist kein WC vorhanden. Der Mieter sieht daher vor, auf eigene Kosten in einem der beiden Nebenraume ein WC und Duschen einzubauen. Im Gegenzug erklart sich der Vermieter mit der Reduzierung des Mietzinses in den ersten drei Jahren gem. P. 3 Ziffer 1 einverstanden.

Umbaumaflnahmen durch den Mieter sind dem Vermieter zuvor anzueigen und bedurfen dessen Zustimmung. Sie erfolgen stets auf eigene Kosten des Mieters. Dadurch ausgeloste Genehmig-ungserfordernisse bzw. Auflagen sind Sache des Mieters. Der Mieter hat die baulichen Mafl-nahmen bei Beendigung des Mietverhaltnisses auf Verlangen des Vermieters zu entfernen und den ursprunglichen Zustand wieder herstellen.

(5) Dem Mieter werden vom Vermieter folgende Schlussel ausgehandigt:

P.  2 Mietdauer

German Version                                                    Exhibit 10(iv)



(1)
Das Mietverhaltnis beginnt am 01.01. 1998 und wird fur die Dauer von 5 Jahren geschlossen. Der Mieter erhalt eine Option fur weitere 5 Jahre, weiche spatestens ein Jahr vor Ablauf der festen Mietdauer schriftlich ausgeubt werden mufl.

(2)
Mieter wie Vermieter konnen das Mietverhaltnis vor Ablauf der festgelegten Mietdauer nur auflerordentlich aus wichtigem Grund kundigen. Die Kundigung hat schriftlich zu erfolgen. Auf P. 21 Ziffern 2, 3 und 4 wird hingewiesen.

P.  3 Mietzins

(1)
Der monatliche Mietzins betragt wahrend

     der ersten drei Jahre der Laufzeit netto             DM 7.500,00.
     des vierten und funften Jahres netto                 DM 8.500,00.

Im Falle der Optionsausubung wird fur die weitere Laufdauer von funf Jahren ein neuer Mietzins verhandelt, dessen Hohe sich an dem zuletzt geltenden Mietzins orientiert.

Infolge der vom Vermieter gem. P. 9 UStG ausgeubten Option hat der Mieter zusatzlich zu dem Nettomietzins die Mehrwertsteuer in der jeweils geltenden gesetzlichen Hohe zu entrichten. Derzeit betragt sie

     15% USt fur die ersten drei Mietjahre                 DM 1.125,00
     15% USt fur das vierte und funfte Mietjahr            DM 1.275,00

(2)
Daneben hat der Mieter eine monatliche Vorauszahlung auf die Betriebskosten iHv

                       DM 400,00 zuzuglich Mehrwertsteuer

zu leisten.

Fur Art und Umfang der Betriebskosten ist die Anlage 3 zu P. 27 Abs. 1 der Zweiten Berechnungsverordnung in ihrer jeweils geltenden Fassung maflgeblich. In Erganzung hierzu tragt der Mieter auch die Kosten der angemieteten Zahler fur Warme- und Wasserverbrauch. In Abweichung zu P. 11 Ziff. 2 werden die Kosten fur Heizung und Warmwasser wie auch sonstige, verbrauchsabhangige Betriebskosten zu 100% nach dem konkreten Verbrauch abgerechnet.

Soweit Betriebskosten sich erhohen, vermindern, neu entstehen oder wegfallen, ist dies fur die anteilige Umlageberechnung zu berucksichtigen. Entsprechend ist der Vermieter berechtigt, die Vorauszahlungen auf die Betriebskosten neu festzulegen, falls die tatsachlich entstehenden Betriebskosten durch die Vorauszahlungen nicht mehr gedeckt werden. Der Mieter kann seinerseits eine Herabsetzung, der Vorauszahlungen verlangen, falls sich diese als zu hoch erweisen. (Zur Abrechnung der Betriebskosten vgl. P. 11)

P.  4 Falligkeit

Der Mietzins ist samt Betriebskostenvorauszahlung bis spatestens zum dritten Werktag eines Kalendermonats an den Vermieter im voraus zu entrichten. Die Zahlung hat zu erfolgen an:

            Kontoinhaber:              Roswitha Hamburger

German Version                                                    Exhibit 10(iv)

            Bankverbindung:            Volksbank Landsberg
            Kontonummer:               828270
            Bankleitzahl:              70093200

Fur die Rechtzeitigkeit der Zahlung kommt es nicht auf die Absendung, sondern auf den Eingang bzw. Gutschrift des Geldes an. Bei verspateter Zahlung ist der Vemueter berechtigt, fur jede schriftliche Abmahnung DM 10,00 an pauschalierten Mahnkosten unbeschadet weiterer Verzugszinsen zu verlangen.

P.  5 Pfandrecht

Der Mieter erklart, dafl die beim Einzug in die Mietraume von ihm eingebrachten Sachen sein freies Eigentum und nicht gepfandet sind, mit Ausnahme der im Beiblatt aufgefuhrten Gegenstande. Der Mieter verpflichtet sich den Vermieter von etwaigen Pfandungen eingebrachter Sachen unverzuglich zu unterrichten.

P.  6 Kaution / Sicherheit

Der Mieter hat dem Vermieter fur die Erfullung seiner Verpflichtungen aus dem Mietvertrag eine Kaution iHv DM 45.000,00 in Form einer Bankburgschaft mit der Verpflichtung zur Zahlung auf erstes Anfordern zu erbringen. Die Anforderung darf nur von einer schlussigen Darlegung, der Forderungen aus dem Mietverhaltnis und der Vorlage einer vorausgegangenen Mahnung des Vermieters an den Mieter abhangig gemacht werden.

Die  Burgschaft  ist  bereits bei   berlassung  des  Mietobjekts  zum Zwecke des
Umbaus, spatestens vierzehn Tage nach diesem Zeitpunkt zu leisten.

P.  7 Freiflachen

[This section is deleted by the parties]

P.  8 Schonheitsreparaturen

Der Mieter hat wahrend der Dauer des Mietverhaltnisses alle funf Jahre die Schonheits-reparaturen auf eigene Kosten zu ubernehmen. Zu den Schonheitsreparaturen gehoren insbesondere Anstrich der Wande und Decken, Anstrich (Versiegelung) der Boden bzw. Reinigung der Bodenbelage, Innenanstrich von Turen, Fenstenrahmen, Heizkorpern und Versorungsleitungen. Erganzend wird fur den Fall der Beendigung des Mietverhaltnisses auf P. 22 Ziff. 2 hingewiesen.

P.  9 Instandhaltung

Instandhaltungsmaflnahmen, die wahrend der Mietdauer erforderlich werden, hat der Mieter zu tragen, soweit die Kosten fur die einzelne Reparaturmaflnahme DM 200,00 und der dem Mieter dadurch entstehende jahrliche Aufwand 2% der Jahresbruttomiete ohne Betriebskosten nicht ubersteigen. Solche Maflnahmen beschranken sich auf Schaden und Wartungsarbeiten an Installationsgegenstanden fur Elektritzitat, Wasser und Glas, Heiz- und Kocheinrichtungen,
Fenster- und Turverschlussen.

P.  10 Werbemaflnahmen

Der  Werbung  oder dem  Verkauf  dienende  Vorrichtungen  (z.B.  Firmenschilder,
Werbetexte, Schaukasten. Leuchtreklame) durfen an den Auflenflachen und den Fensterscheiben der Mietraume nur mit schriftlicher Zustimmung des Vermieters angebracht werden. Die Zustimmung ist widerruflich. Im Falle des Widerrufs und

German Version                                                    Exhibit 10(iv)

bei Raumung des Mietobjekts ist der Mieter zur Wiederherstellung des alten Zustandes verpflichtet. Die Beachtung offentlich-rechtlicher Erlaubnisse, insbesondere eine bauaufsichtliche Genehmigung, sowie sonstige, behordliche Anordnungen in diesem Zusammenhang obliegt dem Mieter. Ebensolches gilt fur die mit den Reklamevorrichtungen einhergehende Verkehrs-sicherungspflicht.

P. P.  11-24 Sonstige Vereinbarungen

Die Bestimmungen der P. P. 11-24 weiche als Anlagen diesem Vertrag beigefugt sind, von deren Inhalt der Mieter Kenntnis und von ihm anerkannt werden, sind wesentliche Bestandteile dieses Mietvertrages. Entsprechendes gilt fur den Lageplan des Mietobjekts und dem bernahme-protokoll.

P.  25 Nebenabreden

Die vorstehenden Bestimmungen sind vollstandig und erschopfend. Nebenabreden hierzu existieren nicht. Sollen von den Regelungen dieses Vertrages abweichende oder erganzende Vereinbarungen getroffen werden, so bedarf es hierzu der Schriftform.

P.  26 Saivatorische Klausel

Sollten einzelne Bestimmungen in diesem Vertrag ungultig sein, so bleibt die Wirksamkeit des Vertrages im ubrigen unberuhrt. Fur diesen Fall vereinbaren die Parteien, die unwirksame Bestimmung durch eine dem Sinn und der wirtschaftlichen Zielsetzung moglichst nahekommende Regelung zu ersetzen.

Baldham, den 3.11.97den                             __________ den ________

(signed)                                                     (signed)
--------------------------                          ----------------------------
Fa. TES GmbH,                                       Roswitha Hamburber
Gerd Behrens, Geschaftsfuhrer

German Version                                                    Exhibit 10(iv)


                              NUTZUNGSVEREINBARUNG

Frau Roswitha Hamburger, KarwendeLstrafle 25, 82152 Krailling
                                                          -Eigentumer-
und

Fa. TES GmbH, Karl-Bohm-Str. 2, 85598 Baldham
Technical Environment Solutions
                                                          -Nutzer-

vereinbaren folgendes:

Die Parteien schlossen einen Mietvertrag fur einzelne Gewerberaume in dem Anwesen Max-von-Eyth-Str. 7 in Landberg am Lech ab. Mietbegin ist der
01.01.1998. Da vor Mietbeginn umfangreiche Umbauarbeiten in dem Mietobjekt erforderlich sind, wird der Fa. TES GmbH das in dem Mietvertrag beschriebene Mietobjekt bereits zum 01.10.97 uberlassen.

Die  gegenseitigen  Rechte  und  Pflichten  der Partei  der  Umbauphase  bis zum
31.12.97 richten sich nach dem geschlossenen Mietvertrag, auf den hier vollumfanglich Bezug genommen wird. Die dortigen Regelungen sind bei den Parteien bekannt und werden hiermit zum Vertragsgegenstand gemacht.

Fur den Nutzungszeitraum vom 01.10.97 bis 31.12.97 ist der Nutzer zur Entrichtung einer monatlichen Nutzungsvergutung und einer monatlichen Betriebskostenvorauszahlung zuzuglich Umsatzsteuer entsprechend P. 3 des Mietvertrages wie folgt verpflichtet:

     monatliche Nutzungsvergutung                         DM7.500,00
     monatliche Betriebskostenvorauszahlung               DM 400,00
                                                          -----------
                                                          DM7.900,00
     15% Umsatzsteuer                                     DM1.185,00
                                                          -----------
                                                          DM9.085,00

Baldham, den 31.10.97

(signed)
-----------------------------                         --------------------------
Fa. TES GmbH vertreten durch Herrn                    Roswitha Hamburger
Gerd Behrens, Geschaftsfuher